                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2001


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)

           DELAWARE               33-72806, 33-94784               33-0592719
           --------               ------------------               ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                NUMBERS)            IDENTIFICATION NO.)

                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ---------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500


                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  Other Events

     Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the FEBRUARY 15, 2001 Distribution Date for the Collection Period ending JANUARY 31, 2001. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)

Dated:  February 15, 2001                   By: /s/ Russell Jura
        -----------------                       ------------------------
                                            Name: Russell Jura
                                            Title: Assistant Secretary

                                INDEX TO EXHIBITS


  Exhibit                                                          Method of
  Number                          Exhibit                           Filing
  ------                          -------                           ------
    5.1          Monthly Servicer's Certificate with            Filed Herewith
                 respect to the FEBRUARY 15, 2001
                 Distribution Date for the Collection
                 Period ending JANUARY 31, 2001.